                                                                     Exhibit (s)

                                POWER OF ATTORNEY

         We, the undersigned officers and Trustees of Eaton Vance Tax-Advantaged Dividend Income Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Tax-Advantaged Dividend Income Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

       SIGNATURE                      TITLE                          DATE
       ---------                      -----                          ----
/s/ Thomas E. Faust Jr.       President and Principal           August 11, 2003
--------------------------    Executive Officer
Thomas E. Faust Jr.

/s/ James L. O'Connor         Treasurer and Principal           August 11, 2003
--------------------------    Financial and Accounting
James L. O'Connor             Officer

/s/ Jessica M. Bibliowicz     Trustee                           August 11, 2003
--------------------------
Jessica M. Bibliowicz

/s/ James B. Hawkes           Trustee                           August 11, 2003
--------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III      Trustee                           August 11, 2003
--------------------------
Samuel L. Hayes, III

/s/ William H. Park           Trustee                           August 11, 2003
--------------------------
William H. Park

/s/ Ronald A. Pearlman        Trustee                           August 11, 2003
--------------------------
Ronald A. Pearlman

/s/ Norton H. Reamer          Trustee                           August 11, 2003
--------------------------
Norton H. Reamer

/s/ Lynn A. Stout             Trustee                           August 11, 2003
--------------------------
Lynn A. Stout